UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 15, 2007

Fearless International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52159	20-3155365
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(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

972 Lincoln Road, Suite 200, Miami, Florida 33139
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(Address of principal executive offices and Zip Code)

(305) 674-1211-7440
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

          We entered into a transaction on November 15, 2007 pursuant to which we issued (a) secured original issue discount promissory notes in original aggregate principal amount of $600,000 (subject to increase to $720,000 if not repaid by December 15, 2007) and (b) an aggregate of 3,200,000 shares of our common stock. We received net proceeds of $530,000 from this transaction. At the time of this transaction, there was no material relationship between the Company and the purchasers of these securities. The following summary of this transaction is qualified in its entirety by reference to the transaction documents, copies of which are filed herewith as exhibits.

          The notes generally mature upon the earlier of (a) the date that the Company raises net proceeds in financing of at least $600,000 and (b) March 14, 2008 or such later date as is agreed to in writing by the holders thereof. Our obligations under the notes are secured by substantially all of our assets and guaranteed by our subsidiary.

          The noteholders are permitted to surrender their Notes in exchange for an equal dollar value of new securities that may be issued by us in any private or public offering of equity securities or indebtedness.

          Two registered broker-dealers received an aggregate of 320,000 shares of our common stock for services rendered in connection with this transaction.

          The issuance of these securities is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to, among other things, Section 4(2) thereof and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors are accredited investors and/or qualified institutional buyers and, the investors had access to information about the Company and their investment.

Item 2.03 Creation of a Direct Financial Obligation

          The information called for under this Item 2.03 is incorporated by reference to Item 1.01 to the extent required by this item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

          The information called for under this Item 3.02 is incorporated by reference to Item 1.01 to the extent required by this item 3.02.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit       Description
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10.1           Loan and Security Agreement dated as of November 15, 2007 among the Company, all of its subsidiaries and Purchasers of the Notes.

10.2           Form of Secured Promissory Note dated as of November 15, 2007 between the Company and Purchaser of the Note.

10.3           Pledge and Security Agreement dated as of November 15, 2007 among the Company, Jeff Binder, Purchasers of the Notes and their Agent.

10.4           Subsidiary Guarantee issued by Fearless Yachts dated as of November 15, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEARLESS INTERNATIONAL, INC.

Dated: November 20 , 2007	By: /s/ Jeffrey Binder
Jeffrey Binder,
President and Chief Executive Officer